SECOND  AMENDMENT  AND  CONSENT,  dated  as of  January  9,  2002  ("Second
Amendment"), to the RECEIVABLES PURCHASE AND TRANSFER AGREEMENT, dated as of November 1, 2000 (as amended prior to the date hereof, the "Original RPTA", and as it may be amended, modified or supplemented on and after the date hereof, including by this Second Amendment, the "RPTA"), among SCRIP SOLUTIONS, INC. (as successor by merger to MIM Health Plans, Inc.), a Delaware corporation (together with its corporate successors and assigns, "Scrip", and in its capacity as primary servicer thereunder, the "Primary Servicer"), each of the parties named on Schedule I thereto (each, including Scrip, a "Provider" and collectively, the "Providers"), and MIM FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the "Purchaser") and consented to by HFG HEALTHCO-4 LLC (the "Lender"), as assignee of the Purchaser. Unless otherwise defined herein, terms in the RPTA are used herein as therein defined.

         MIM Health Plans, Inc. has merged (the "Merger") with and into its wholly owned subsidiary Pro-Mark Holdings, Inc., and Pro-Mark Holdings, Inc., as the surviving corporation, has changed its name to Scrip Solutions, Inc.

     MIM Corporation ("Parent") is entering into that certain Stock Purchase Agreement, dated as of January 9, 2002, by and among Vitality Home Infusion Services, Inc. ("Vitality"), Marc Wiener, Barbara Kammerer and the Parent (the "Vitality Purchase Agreement") attached hereto as Exhibit A, pursuant to which the Parent has agreed to purchase all of the outstanding stock of Vitality pursuant to the terms set forth therein (the "Vitality Acquisition").

         The Primary Servicer and the Providers have requested that the Lender consent to the Parent entering into the Vitality Purchase Agreement. In connection with such consent, the Merger and the Vitality Purchase Agreement, the parties to the hereto have agreed to amend certain provisions of the RPTA pursuant to this Second Amendment.

         Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. CONSENT

         The Purchaser hereby consents to, and waives any breach under the RPTA as the sole result of (i) the Merger, (ii) the name change of Pro-Mark Holdings, Inc. to Scrip Solutions, Inc., and (iii) the name change of Continental Pharmacy to Scrip Pharmacy, Inc. The Lender hereby acknowledges and consents to such consent and waiver.

         The Lender agrees to deliver to the Parent a consent (in substantially the form of Exhibit B) to the execution and delivery by the Parent of the Vitality Purchase Agreement.

SECTION 2. AMENDMENTS TO RPTA

         The Original RPTA is hereby amended, effective as of the effective date of the consummation of the Vitality Acquisition, as follows:

SECTION 2.1 Exhibit I to the Original RPTA is hereby amended by adding the following definition in its proper alphabetical order:

               "Total Liabilities" means, at any date of determination, the total liabilities of the Parent and its Subsidiaries on a consolidated basis which would be classified as liabilities at such date (including, without limitation, Current Liabilities and long-term liabilities), computed and calculated in accordance with GAAP, excluding, however, borrowings under the Loan Agreement.

SECTION 2.2 Exhibit I to the Original RPTA is hereby amended by deleting the defined term "Equity" and substituting therefor the following new definition:

               "Equity" means the amount set forth on the consolidated balance sheets of the Parent as equity.

SECTION 2.3 Clause (s) of Exhibit V to the Originator RPTA (Consolidated Net Worth) is hereby amended by removing the table appearing in such clause and substituting therefor the following new table:

             Fiscal Quarter Ending                       Amount
             ---------------------                       ------

              March 31, 2002                             $60,000,000
              June 30, 2002                              $62,500,000
              September 30, 2002                         $65,000,000
              December 31, 2002                          $67,500,000
              March 31, 2003 and                         $70,000,000
              each fiscal quarter thereafter

SECTION 2.4 Clause (v) of Exhibit V to the Originator RPTA (Consolidated EBITDA)
is  hereby  amended  by  removing  the  table   appearing  in  such  clause  and
substituting therefor the following new table:

              Fiscal Quarter Ending                       Amount
              ---------------------                       ------

              March 31, 2002 and                          $3,000,000
              each fiscal quarter thereafter

SECTION 2.5 Clause (x) of Exhibit V to the Originator RPTA is hereby amended by removing such clause in its entirety and substituting therefor the following:

               (x) The Providers' Total Liabilities to Equity Ratio. The ratio of Total Liabilities of the Parent to Equity exceeds the ratio set forth below as of the end of the corresponding fiscal quarter indicated below:

               Fiscal Quarter Ending                     Ratio
               ---------------------                     -----

               March 31, 2002 and                        1.50:1.00
               each fiscal quarter thereafter

SECTION 2.6 Clause (y) of Exhibit V to the Originator RPTA (Debt to Consolidated Tangible Net Worth) is hereby amended by removing such clause in its entirety and substituting therefor the following:

                   (y)      [Intentionally Omitted]

SECTION 2.7 Clause (z) of Exhibit V to the Originator RPTA (Current Ratio) is hereby amended by removing the table appearing in such clause and substituting therefor the following new table:

               Fiscal Quarter Ending                     Ratio
               ---------------------                     -----

               March 31, 2002 and                        1.00:1.00
               each fiscal quarter thereafter

SECTION 2.8 Clause (aa) of Exhibit V to the Originator RPTA (Consolidated Working Capital) is hereby amended by removing the table appearing in such clause and substituting therefor the following new table:

               Fiscal Quarter Ending                     Ratio
               ---------------------                     -----

               March 31, 2002 and                          $5,000,000
               each fiscal quarter thereafter

SECTION 2.9 Clause (bb) of Exhibit V to the Originator RPTA (Consolidated Tangible Net Worth) is hereby amended by removing the table appearing in such clause and substituting therefor the following new table:

               Fiscal Quarter Ending                     Ratio
               ---------------------                     -----

                 March 31, 2002                     $(8,500,000)
                 June 30, 2002                      $(6,500,000)
                 September 30, 2002                 $(3,500,000)
                 December 31, 2002                  $         0
                 March 31, 2003 and                 $ 2,500,000
                 each fiscal quarter thereafter

SECTION 3. ACKNOWLEDGMENT BY SCRIP

SECTION 3.1 Scrip hereby acknowledges that, following the Merger, it is the successor to all of the duties, responsibilities and obligations of MIM Health Plans, Inc. as a Provider and Primary Servicer under the RPTA and related Documents (as such term is defined in the Loan Agreement) and hereby undertakes, agrees and assumes all of such duties, responsibilities and obligations.

SECTION 3.2 The Primary Servicer agrees and undertakes to cause Vitality to enter into the Subscription Agreement substantially in the form of Exhibit C hereto substantially simultaneously with the consummation of Vitality Acquisition.

SECTION 3.3 The Primary Servicer agrees and undertakes to cause MIM Corporation to enter into the Guaranty substantially in the form of Exhibit D and the Assignment of Guaranty as Collateral Security substantially in the form of Exhibit E substantially simultaneously with the consummation of Vitality Acquisition.

SECTION 3.4 The Primary Servicer agrees and undertakes to cause the chief financial officer of MIM Corporation to deliver a Solvency Certificate substantially in the form of Exhibit F substantially simultaneously with the consummation of Vitality Acquisition.

SECTION 4. CONDITIONS PRECEDENT

         This Second Amendment shall not become effective until the following conditions have been satisfied in full or waived in writing by the Purchaser and the Lender as its assignee:

                  (a) All required corporate and limited liability company actions in connection with the execution and delivery of this Second Amendment, the Merger, the Stock Purchase Agreement and the Vitality Acquisition shall have been taken, and each shall be satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents, including, without limitation, records of requisite corporate and limited liability company action that the Lender may reasonably request, to be certified by the appropriate corporate or limited liability company person or government authorities;

                  (b) Each document (including, without limitation, any UCC-1 Financing Statements) required by law or requested by the Lender to be filed, registered or recorded in order to create in favor of the Lender a first priority perfected security interest in the Collateral (as defined in the Loan Agreement) shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registrations or recordation thereof is so required or requested. The Lenders shall have received evidence satisfactory to it, of each such filing, registration or recordation.

               (c) Fully executed counterparts of this Second Amendment and the Stock Purchase Agreement.

SECTION 5. MISCELLANEOUS

SECTION 5.1 The Providers each hereby certify, represent and warrant that (i) the representations and warranties in the RPTA are true and correct (and after having given effect to the Merger), with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date,(ii) no unwaived Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event of Termination has occurred or is continuing (nor any event that but for notice or lapse of time or both would constitute an Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event), (iii) each of the Providers and the Primary Servicer, as applicable has the corporate power and authority to execute and deliver this Second Amendment, the agreements and documents related to the Merger, the Stock Purchase Agreement and to consummate the Vitality Acquisition, and (iv) no consent of any other person (including, without limitation, shareholders or creditors of any Provider or Vitality), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the the execution and performance of this Second Amendment, the Merger or the Vitality Acquisition, other than, in each case, such that have been obtained.

SECTION 5.2 The terms "Agreement", "hereof", "herein" and similar terms as used in the RPTA shall mean and refer to, from and after the effectiveness of this Second Amendment, the RPTA as amended by this Second Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, the RPTA is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

SECTION 5.3 THIS SECOND AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 5.4 This Second Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 5.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


PROVIDERS:               SCRIP SOLUTIONS, INC.
                         (as successor by merger to MIM Health Plans, Inc.)


                         By: /s/ Richard Friedman
                            --------------------------------
                            Name:  Richard Friedman
                            Title: Chairman & Chief Executive Officer


                         AMERICAN DISEASE MANAGEMENT ASSOCIATES, LLC



                         By: /s/ Richard Friedman
                            --------------------------------
                            Name:  Richard Friedman
                            Title: Chairman & Chief Executive Officer


                         SCRIP PHARMACY, INC. (f/k/a Continental Pharmacy, Inc.)


                         By: /s/ Richard Friedman
                            --------------------------------
                            Name:  Richard Friedman
                            Title: Chairman & Chief Executive Officer


PURCHASER:               MIM FUNDING LLC


                         By: /s/ Richard Friedman
                            --------------------------------
                            Name:  Richard Friedman
                            Title: Chief Executive Officer

PRIMARY SERVICER:        SCRIP SOLUTIONS, INC.
                         (as successor by merger to MIM Health Plans, Inc.)



                         By: /s/ Richard Friedman
                            --------------------------------
                            Name:  Richard Friedman
                            Title: Chairman & Chief Executive Officer



CONSENTED TO:
MIM CORPORATION


By: /s/ Richard Friedman
   --------------------------------
   Name:  Richard Friedman
   Title: Chairman & Chief Executive Officer

HFG HEALTHCO-4 LLC

         By: HFG Healthco-4, Inc., a member


         By: /s/ Dean A. Christiansen
            --------------------------------
            Name:   Dean A. Christiansen
            Title:  President

                                   SCHEDULE I

                                LIST OF PROVIDERS



Name                                               Jurisdiction of Organization
American Disease Management Associates, LLC        Delaware
Scrip Pharmacy, Inc.                               Ohio
Scrip Solutions, Inc.                              Delaware